THE JUMPER STRATEGIC ADVANTAGE FUND

                                   PROSPECTUS

                                NOVEMBER 1, 1999

One Union Square
Suite 505
Chattanooga, TN  37402
(888)-879-5723

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

9479


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TABLE OF CONTENTS...........................................................PAGE

ABOUT THE FUND.................................................................1

FEES AND EXPENSES OF INVESTING IN THE FUND.....................................2

HOW TO BUY SHARES..............................................................3

HOW TO REDEEM SHARES...........................................................5

DETERMINATION OF NET ASSET VALUE...............................................6

DIVIDENDS, DISTRIBUTIONS AND TAXES.............................................7

MANAGEMENT OF THE FUND.........................................................7

YEAR 2000 ISSUE................................................................7

FINANCIAL HIGHLIGHTS...........................................................8

FOR MORE INFORMATION..................................................BACK COVER


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                                 ABOUT THE FUND

INVESTMENT OBJECTIVE

      The investment objective of The Jumper Strategic Advantage Fund is to provide current income with a low amount of share price fluctuation.

PRINCIPAL STRATEGIES

      The Fund invests primarily in a broad range of investment grade fixed income securities, including bonds, notes, convertible securities, mortgage-backed and asset-backed securities, domestic and foreign corporate and government securities, municipal securities, zero coupon bonds and short term obligations, such as commercial paper and repurchase agreements. The Fund's advisor typically selects fixed income securities with maturities of 3 years or less. To help limit changes in share price, the Fund's average duration is usually one year or less. The Fund will normally invest at least 75% of its assets in investment grade fixed income securities. The Fund may invest no more than 25% of its assets in fixed income securities rated below investment grade.

PRINCIPAL RISKS OF INVESTING IN THE FUND

o Interest rate risk: The value of your investment may decrease when interest rates rise. Fixed income securities with longer maturities are subject to greater interest rate risk than those with shorter maturities.

o Credit risk: The issuer of the fixed income security may not be able to make interest and principal payments when due. If that happens, the Fund's share price would fall and its income distributions would decrease.

o Prepayment risk: During periods of declining interest rates, prepayment of loans underlying mortgage-backed and asset-backed securities usually accelerates. Prepayment may shorten the effective maturities of these securities and the Fund may have to reinvest at a lower interest rate.

o High yield bonds: To the extent the Fund invests in lower quality bonds, including high yield bonds (commonly referred to as junk bonds), the Fund will be subject to greater interest rate risk, liquidity risk and credit risk.

o Liquidity risk: An economic downturn or period of rising interest rates could adversely affect the high yield bond market and reduce the Fund's ability to sell its high yield bonds. This could cause the Fund's share price to fall.

o The Fund is not a money market fund. As with any mutual fund investment, the Fund's returns will vary and you could lose money.

o An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

o    The Fund is not a complete investment program.

GENERAL

      The investment objective of the Fund may be changed without shareholder approval.

      From time to time, the Fund may invest in money market instruments, securities of other no-load mutual funds or repurchase agreements to maintain liquidity or pending selection of investments in accordance with its policies. If the Fund invests in shares of another mutual fund, the shareholders of the Fund will indirectly pay additional management fees.

IS THE FUND RIGHT FOR YOU?

The Fund may be suitable for:

o    investors seeking a yield exceeding that earned by money market funds

o investors seeking to diversify their holdings with bonds and other fixed income securities o investors willing to accept price fluctuations greater than money market funds


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HOW THE FUND HAS PERFORMED

         Although past performance of a fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risk of investing in the fund because it demonstrates how its returns have varied over time. The Bar Chart and Performance Table that would otherwise appear in this prospectus has been omitted because the Fund is recently organized and has a limited performance history.

                   FEES AND EXPENSES OF INVESTING IN THE FUND

The tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES                                   INVESTOR       INSTITUTIONAL
(fees paid directly from your investment)           CLASS             CLASS

Maximum Sales Charge (Load) Imposed on Purchases     NONE             NONE
Maximum Deferred Sales Charge (Load)                 NONE             NONE
Redemption Fee                                       NONE             NONE

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)
Management Fee                                       0.75%            0.75%
Distribution and/or Service (12b-1) Fees             0.25%            NONE
Other Expenses                                       0.10%1           0.10%
TOTAL ANNUAL FUND OPERATING EXPENSES                 1.10%            0.85%

Expense Reimbursement 2                              0.10%            0.10%
NET EXPENSES                                         1.00%            0.75%

1 Estimated.

2 The Fund's advisor has contractual agreed to reimburse the Fund for Trustee fees and expenses through October 31, 2000.

Example:

         The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example uses the same assumptions as other mutual fund prospectuses: a $10,000 initial investment for the time periods indicated, reinvestment of dividends and distributions, 5% annual total return, constant operating expenses, and sale of all shares at the end of each time period. Although your actual expenses may be different, based on these assumptions your costs will be:

                           1 YEAR        3 YEARS        5 YEARS       10 YEARS
                           ------        --------       --------       --------
INVESTOR CLASS              $103           $352           $609          $1,346

INSTITUTIONAL CLASS          $77           $272           $473          $1,052




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                                HOW TO BUY SHARES

         The minimum initial investment for Investor Class shares is $5,000 ($2,000 for IRAs and other retirement plans). The minimum initial investment for Institutional Class shares is $5 million. The minimum subsequent investment for either Class is $100. If your investment is aggregated into an omnibus account established by an investment advisor, broker or other intermediary, the account minimums apply to the omnibus account, not to your individual investment. If you purchase or redeem shares through a broker/dealer or another intermediary, you may be charged a fee by that intermediary.

INITIAL PURCHASE

         BY MAIL- To be in proper form, your initial purchase request must include: o a completed and signed investment application form (which accompanies this Prospectus); and o a check (subject to the minimum amounts) made payable to the Fund.

         Mail application and check to:

U.S. Mail:                              Overnight:
     The Jumper Strategic                  The Jumper Strategic
     Advantage Fund                        Advantage Fund
     c/o Unified Fund Services, Inc.       c/o Unified Fund Services, Inc.
     P.O. Box 6110                         431 North Pennsylvania Street
     Indianapolis, Indiana  46206-6110     Indianapolis, Indiana  46204

         BY WIRE- You may also purchase shares of the Fund by wiring federal funds from your bank, which may charge you a fee for doing so. To wire money, you must call Unified Fund Services, Inc. the Fund's transfer agent at (888) 879-5723 to set up your account and obtain an account number. You should be prepared at that time to provide the information on the application. Then, provide your bank with the following information for purposes of wiring your investment:

         Firstar Bank, N.A.

         ABA #0420-0001-3

         Attn: The Jumper Strategic Advantage Fund

         D.D.A.# 488920992

         Account Name _________________(write in shareholder name) For the Account # ______________(write in account number)

         You must mail a signed application to Firstar Bank, N.A, the Fund's custodian, at the above address in order to complete your initial wire purchase. Wire orders will be accepted only on a day on which the Fund, custodian and transfer agent are open for business. A wire purchase will not be considered made until the wired money is received and the purchase is accepted by the Fund. Any delays which may occur in wiring money, including delays which may occur in processing by the banks, are not the responsibility of the Fund or the transfer agent. There is presently no fee for the receipt of wired funds, but the Fund may charge shareholders for this service in the future.

DESCRIPTION OF CLASSES

          The Fund currently offers two classes of shares: "Institutional Class" shares and "Investor Class" shares. The classes differ as follows: 1) Investor Class shares pay 12b-1 expenses of 0.25%, and 2) each class may bear differing amounts of certain class specific expenses.

         When purchasing shares, specify which Class you are purchasing. All purchase orders that fail to specify a Class will automatically be invested in Investor Class shares. The differing expenses applicable to the different classes of the Fund's shares may affect the performance of those classes. Broker/dealers and others entitled to receive compensation for selling or servicing Fund shares may receive more with respect to one class than another.

DISTRIBUTION PLAN

                  The Investor class has adopted a plan under Rule 12b-1 that allows the Fund to pay for certain distribution and promotion expenses related to marketing Investor Class shares. The expenses paid by the Fund pursuant to the Plan shall be determined by the Trustees of the Trust, but in no event may such expenditures exceed in any fiscal year 0.25% of the average daily net asset value of the Investor Class shares. Payments for distribution activities may be made directly by the Fund, or the Fund's investment advisor and distributor may pay such expenses and obtain reimbursement from the Trust. Because these fees are paid out of the Fund's assets on an on going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

ADDITIONAL INVESTMENTS

         You may purchase additional shares of the Fund at any time (subject to minimum investment requirements) by mail, wire, or automatic investment. Each additional mail purchase request must contain:

           -your name            -the name of your account(s)

           -your account number(s)    -a check made payable to The
                                       Jumper Strategic Advantage Fund

Checks should be sent to The Jumper Strategic Advantage Fund at the address listed above. A bank wire should be sent as outlined above.

TAX SHELTERED RETIREMENT PLANS

         Since the Fund is oriented to longer-term investments, the Fund may be an appropriate investment medium for tax-sheltered retirement plans, including: individual retirement plans (IRAs); simplified employee pensions (SEPs); 401(k) plans; qualified corporate pension and profit-sharing plans (for employees); tax deferred investment plans (for employees of public school systems and certain types of charitable organizations); and other qualified retirement plans. You should contact the Fund's transfer agent for the procedure to open an IRA or SEP plan, as well as more specific information regarding these retirement plan options. Please consult with an attorney or tax advisor regarding these plans. You must pay custodial fees for your IRA by redemption of sufficient shares of the Fund from the IRA unless you pay the fees directly to the IRA custodian. Call the Fund's transfer agent about the IRA custodial fees.

OTHER PURCHASE INFORMATION

         The Fund may limit the amount of purchases and to refuse to sell to any person. If your check or wire does not clear, you will be responsible for any loss incurred by the Fund. If you are already a shareholder, the Fund can redeem shares from any identically registered account in the Fund as reimbursement for any loss incurred. You may be prohibited or restricted from making future purchases in the Fund.


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         The advisor may waive the minimum initial investment amount. The minimum initial investment amount for Institutional Class shares will be waived for the following investors:

o Banks, bank or broker-affiliated trust departments and savings and loan associations, in their fiduciary capacity or for their own accounts. To the extent permitted by regulatory authorities, a bank trust department may charge fees to clients for whose account it purchases shares.

o    Federal and state credit unions.

o Investors purchasing through a broker dealer or other financial institution authorized by the Fund's distributor to hold shares in an omnibus account. Investors may be charged a fee by the broker/dealer or other financial institution for this service.

o Investors purchasing through certain broker/dealer wrap fee investment programs.

o Broker-dealers who have a sales agreement with the Fund's distributor, and their registered personnel and employees, including members of the immediate families of such registered personnel and employees.

o Trustees, directors, officers and employees of the Trust, the advisor and service providers to the Trust, including members of the immediate family of such individuals and employee benefit plans established by such entities.

o Clients of the advisor, including members of the immediate family of such individuals.

                              HOW TO REDEEM SHARES

         You may receive redemption payments by check or federal wire transfer. The proceeds may be more or less than the purchase price of your shares, depending on the market value of the Fund's securities at the time of your redemption. Presently there is no charge for wire redemptions; however, the Fund may charge for this service in the future. Any charges for wire redemptions will be deducted from your Fund account by redemption of shares. If you redeem your shares through a broker/dealer or other institution, you may be charged a fee by that institution.

          BY MAIL - You may redeem any part of your account in the Fund at no charge by mail. Your request should be addressed to:

         U.S. Mail:                 The Jumper Strategic Advantage Fund
                                    c/o Unified Fund Services, Inc.
                                    P.O. Box 6110
                                    Indianapolis, IN  46206-6110

         Requests to sell shares are processed at the net asset value next calculated after we receive your order in proper form. To be in proper form, your request for a redemption must include your letter of instruction, including the Fund name, account number, account name(s), the address, and the dollar amount or number of shares you wish to redeem. This request must be signed by all registered share owner(s) in the exact name(s) and any special capacity in which they are registered. The Fund may require that signatures be guaranteed by a bank or member firm of a national securities exchange. Signature guarantees are for the protection of shareholders. At the discretion of the Fund or the Fund's transfer agent, a shareholder, prior to redemption, may be required to furnish additional legal documents to insure proper authorization.

         BY TELEPHONE - You may redeem any part of your account in the Fund by calling the Fund's transfer agent at (888) 879-5723. You must first complete the Optional Telephone Redemption and Exchange section of the investment application to institute this option. The Fund, the transfer agent and the custodian are not liable for following redemption or exchange instructions communicated by telephone that they reasonably believe to be genuine. However, if they do not employ reasonable procedures to confirm that telephone instructions are genuine, they may be liable for any losses due to unauthorized or fraudulent instructions. Procedures employed may include recording telephone instructions and requiring a form of personal identification from the caller.

         The Fund or the transfer agent may terminate the telephone redemption procedures at any time. During periods of extreme market activity, it is possible that shareholders may encounter some difficulty in telephoning the Fund, although neither the Fund nor the transfer agent has ever experienced difficulties in receiving and in a timely fashion responding to telephone requests for redemptions or exchanges. If you are unable to reach the Fund by telephone, you may request a redemption or exchange by mail.

         ADDITIONAL INFORMATION - If you are not certain of the requirements for a redemption please call the Fund's transfer agent at (888) 879-5723. Redemptions specifying a certain date or share price cannot be accepted and will be returned. You will be mailed the proceeds on or before the fifth business day following the redemption. However, payment for redemption made against shares purchased by check will be made only after the check has been collected, which normally may take up to fifteen calendar days. Also, when the New York Stock Exchange is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing, or under any emergency circumstances (as determined by the Securities and Exchange Commission) the Fund may suspend redemptions or postpone payment dates.

         Because the Fund incurs certain fixed costs in maintaining shareholder accounts, the Fund the right may require you to redeem all of your shares in the Fund on 30 days' written notice if the value of your shares in the Fund is less than $5,000 due to redemption, or such other minimum amount as the Fund may determine from time to time. An involuntary redemption constitutes a sale. You should consult your tax advisor concerning the tax consequences of involuntary redemptions. You may increase the value of your shares in the Fund to the minimum amount within the 30-day period. Your shares are subject to redemption at any time if the Board of Trustees determines in its sole discretion that failure to so redeem may have materially adverse consequences to all or any of the shareholders of the Fund.

                        DETERMINATION OF NET ASSET VALUE

         The price you pay for your shares is based on the Fund's net asset value per share (NAV). The NAV is calculated at the close of trading (normally 4:00 p.m. Eastern time) on each day the New York Stock Exchange is open for business (the Stock Exchange is closed on weekends, Federal holidays and Good Friday). The NAV is calculated by dividing the value of the Fund's total assets (including interest and dividends accrued but not yet received) minus liabilities (including accrued expenses) by the total number of shares outstanding.

         The Fund's assets are valued primarily on market quotations, where available. Securities for which current market quotations are not readily available, including the current market value of underlying funds, are valued at fair value as determined in good faith by procedures approved by the Funds' board of trustees. Short-term investments maturing in sixty days or less are valued at amortized cost, which approximates fair market value.

         Requests to purchase and sell shares are processed at the NAV next calculated after we receive your order in proper form.


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                       DIVIDENDS, DISTRIBUTIONS AND TAXES

         DIVIDENDS AND DISTRIBUTIONS. The Fund typically declares substantially all of its net investment income as dividends to its shareholders on a daily basis and pays such dividends monthly. The Fund typically distributes its net long term capital gains and its net short term capital gains at least once a year. These distributions are automatically reinvested in the Fund unless you request cash distributions on your application or through a written request. The Fund expects that its distributions will consist primarily of dividends.

         TAXES. In general, selling shares of the Fund and receiving distributions (whether reinvested or taken in cash) are taxable events. Depending on the purchase price and the sale price, you may have a gain or a loss on any shares sold. Any tax liabilities generated by your transactions or by receiving distributions are your responsibility. Because distributions of long-term capital gains are subject to capital gains taxes, regardless of how long you have owned your shares, you may want to avoid making a substantial investment when a Fund is about to make a long-term capital gains distribution.

         Early each year, the Fund will mail to you a statement setting forth the federal income tax information for all distributions made during the previous year. If you do not provide your taxpayer identification number, your account will be subject to backup withholding.

         The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities. Because each investor's tax circumstances are unique, please consult with your tax advisor about your investment.

                             MANAGEMENT OF THE FUND

         The Jumper Group, Inc., One Union Square, Suite 505, Chattanooga, TN 374032 serves as investment advisor to the Fund. The advisor provides fixed-income management for both taxable and tax-exempt clients, and as of November 1, 1999, managed approximately $62 million in assets. Jay Colton Jumper has been primarily responsible for the day-to-day management of the Fund's portfolio since its inception in 1998. Mr. Jumper has served as Chairman and President of the advisor since 1994. Mr. Jumper served with SunTrust Banks from 1988 to 1994 as Senior Trust Investment Officer.

          During the fiscal year ended June 30, 1999 the Fund paid the Fund's advisor a fee equal to 0.75% of its average daily net assets.

                                 YEAR 2000 ISSUE

         Like other mutual funds, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by the Fund's advisor or the Fund's various service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Issue."

         The Fund's advisor has taken steps that it believes are reasonably designed to address the Year 2000 Issue with respect to its computer systems. The Fund's administrator has obtained reasonable assurances from each of the Funds' major service providers that they have taken comparable steps with respect to the computer systems used to service the Fund. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Fund. In addition, the Fund's advisor cannot make any assurances that the Year 2000 Issue will not affect the companies inwhich the Fund invests or worldwide markets and economies.

                              FINANCIAL HIGHLIGHTS

         The following table is intended to help you better understand the Fund's financial performance since its inception. The information is for the Institutional Class. The Investor Class was not available during the period. Certain information reflects financial results for a single Fund share. The total returns represent the rate you would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by McCurdy & Associates CPA's, Inc., whose report, along with the Fund's financial statements, are included in the Fund's annual report, which is available upon request.

FOR THE PERIOD OCTOBER 26, 1998
   (COMMENCEMENT OF OPERATIONS) TO JUNE 30, 1999

SELECTED PER SHARE DATA

Net asset value, beginning of period                      $  2.00
                                                   ---------------
Income from investment operations
   Net investment income                                     0.05
   Net realized and unrealized gain (loss)                  (0.04)
                                                   ---------------
                                                   ---------------
Total from investment operations                             0.01
                                                   ---------------
Less distributions
   from net investment income                               (0.05)
                                                   ---------------

Net asset value, end of period                            $  1.96
                                                   ===============

TOTAL RETURN (b)                                             0.51%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000)                            $2,429
Ratio of expenses to average net assets                     0.75%  (a)
Ratio of expenses to average net assets
before reimbursement                                        0.85%  (a)
Ratio of net investment income to
average net assets                                          3.89%  (a)
Ratio of net investment income to
average net assets before reimbursement                     3.79%  (a)
Portfolio turnover rate                                   255.18%  (a)

(a)  Annualized

(b) For periods of less than a full year, total returns are not annualized.


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                              FOR MORE INFORMATION

      Several additional sources of information are available to you. The Statement of Additional Information (SAI), incorporated into this prospectus by reference, contains detailed information on Fund policies and operations. Annual and semi-annual reports contain management's discussion of market conditions, investment strategies and performance results as of the Fund's latest semi-annual or annual fiscal year end.

         Call the Fund at 888-879-5723 to request free copies of the SAI and the Fund's annual and semi-annual reports, to request other information about the Fund and to make shareholder inquiries.

      You may also obtain information about the Fund (including the SAI and other reports) from the Securities and Exchange Commission on their Internet site at http://www.sec.gov or at their Public Reference Room in Washington, D.C. Call the SEC at 800-SEC-0330 for room hours and operation. You may also obtain fund information by sending a written request and duplicating fee to the Public Reference Section of the SEC, Washington, D.C. 20549-6609.

Investment Company Act #811-9096




 THE JUMPER STRATEGIC ADVANTAGE FUND

                       STATEMENT OF ADDITIONAL INFORMATION

                                NOVEMBER 1, 1999

This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the Prospectus of Jumper Strategic Advantage Fund dated November 1, 1999. This SAI incorporates by reference the Fund's Annual Report to Shareholders for the fiscal year ended June 30, 1999 ("Annual Report"). A free copy of the Prospectus or Annual Report can be obtained by writing the Transfer Agent at Unified Fund Services, Inc., 431 North Pennsylvania Street, Indianapolis, Indiana 46204, or by calling (888) 879-5723.

                                TABLE OF CONTENTS

                                                                            PAGE

Description Of The Trust And Fund..............................................1

Additional Information About Fund Investments And Risk Considerations..........2

Investment Limitations ........................................................5

The Investment Advisor ........................................................7

Trustees And Officers  ........................................................8

Portfolio Transactions And Brokerage...........................................8

Determination Of Share Price...................................................9

Investment Performance........................................................10

Custodian.....................................................................11

Transfer Agent................................................................11

Accountants...................................................................11

Distributor...................................................................11

Administrator.................................................................11

Financial Statements..........................................................11
5939 9/1/99

DESCRIPTION OF THE TRUST AND FUND

         The Jumper Strategic Advantage Fund (the "Fund") was organized as a diversified series of AmeriPrime Funds (the "Trust") on February 26, 1998, and commenced operations on October 26, 1998. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated August 8, 1995 (the "Trust Agreement"). The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value. The Fund is one of a series of funds currently authorized by the Trustees.

         The Fund does not issue share certificates. All shares are held in non-certificate form registered on the books of the Fund and the Transfer Agent for the account of the shareholder. Each share of a series represents an equal proportionate interest in the assets and liabilities belonging to that series with each other share of that series and is entitled to such dividends and distributions out of income belonging to the series as are declared by the Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interest in the assets belonging to that series and the rights of shares of any other series are in no way affected. In case of any liquidation of a series, the holders of shares of the series being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that series. Expenses attributable to any series are borne by that series. Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

         Any Trustee of the Trust may be removed by vote of the shareholders holding not less than two-thirds of the outstanding shares of the Trust. The Trust does not hold an annual meeting of shareholders. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each whole share he owns and fractional votes for fractional shares he owns. All shares of the Fund have equal voting rights and liquidation rights. The Declaration of Trust can be amended by the Trustees, except that any amendment that adversely effects the rights of shareholders must be approved by the shareholders affected. Each share of the Fund is subject to redemption at any time if the Board of Trustees determines in its sole discretion that failure to so redeem may have materially adverse consequences to all or any of the Fund's shareholders.


         As of October 1, 1999 the following persons may be deemed to beneficially own 5% or more of the Fund: Tennessee Aquarium, P.O. Box 11048, Chattanooga, Tennessee, 37401, 96.64%. As a result, Tennessee Aquarium may be deemed to control the Fund. The officers and Trustees as a group beneficially owned, as of August 5, 1999, less than 1% of the Fund.]

         As of October 1, 1999, the officers and Trustees as a group beneficially owned less than 1% of the Fund.


         Upon sixty days prior written notice to shareholders, the Fund may make redemption payments in whole or in part in securities or other property if the Trustees determine that existing conditions make cash payments undesirable. For other information concerning the purchase and redemption of shares of the Fund, see "How to Buy Shares" and "How to Redeem Shares" in the Fund's Prospectus. For a description of the methods used to determine the share price and value of the Fund's assets, see "Price of Shares" in the Fund's Prospectus.

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK CONSIDERATIONS

         This section contains a more detailed discussion of some of the investments the Fund may make and some of the techniques it may use.

          A. Illiquid Securities. The Fund will not invest more than 15% of its net assets in illiquid securities. Securities may be illiquid because they are unlisted, subject to legal restrictions on resale or due to other factors which, in the adviser's opinion, raise a question concerning the fund's ability to liquidate the securities in a timely and orderly way without substantial loss. Underlying funds and over-the-counter options are frequently illiquid. Illiquid securities may also present difficult valuation issues.

         B. Corporate Debt Securities. Corporate debt securities are bonds or notes issued by corporations and other business organizations, including business trusts, in order to finance their credit needs. Corporate debt securities include commercial paper which consists of short term (usually from one to two hundred seventy days) unsecured promissory notes issued by corporations in order to finance their current operations. The Adviser considers corporate debt securities to be of investment grade quality if they are rated BBB or higher by Standard & Poor's Corporation ("S&P"), Baa or higher by Moody's Investors Services, Inc. ("Moody's"), or if unrated, determined by the Adviser to be of comparable quality. Investment grade debt securities generally have adequate to strong protection of principal and interest payments. In the lower end of this category, credit quality may be more susceptible to potential future changes in circumstances and the securities have speculative elements. The Fund will invest more than 35% of the value of its net assets in securities that are below investment grade. If, as a result of a downgrade, the Fund holds more than 35% of the value of its net assets in securities rated below investment grade, the Fund will take action to reduce the value of such securities below 35%.

         C. Fixed Income Securities. Fixed income securities include corporate debt securities, U.S. government securities, mortgage-backed securities, zero coupon bonds, asset-backed and receivable-backed securities and participation interests in such securities. Preferred stock and certain common stock equivalents may also be considered to be fixed income securities. Fixed income securities are generally considered to be interest rate sensitive, which means that their value will generally decrease when interest rates rise and increase when interest rates fall. Securities with shorter maturities, while offering lower yields, generally provide greater price stability than longer term securities and are less affected by changes in interest rates.

         D. Municipal Securities. Municipal securities are long and short term debt obligations issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their political subdivisions, agencies, instrumentalities and authorities, as well as other qualifying issuers (including the U.S. Virgin Islands, Puerto Rico and Guam), the income from which is exempt from regular federal income tax and exempt from state tax in the state of issuance. Municipal securities are issued to obtain funds to construct, repair or improve various public facilities such as airports, bridges, highways, hospitals, housing, schools, streets and water and sewer works, to pay general operating expenses or to refinance outstanding debts. They also may be issued to finance various private activities, including the lending of funds to public or private institutions for construction of housing, educational or medical facilities or the financing of privately owned or operated facilities. Municipal securities consist of tax exempt bonds, tax exempt notes and tax exempt commercial paper. Municipal notes, which are generally used to provide short term capital needs and have maturities of one year of less, include tax anticipation notes, revenue anticipation notes, bond anticipation notes and construction loan notes. Tax exempt commercial paper typically represents short term, unsecured, negotiable promissory notes. The Funds may invest in other municipal securities such as variable rate demand instruments.

                  The two principal classifications of municipal securities are "general obligations" and "revenue" bonds. General obligation bonds are backed by the issuer's full credit and taxing power. Revenue bonds are backed by the revenues of a specific project, facility or tax. Industrial development revenue bonds are a specific type of revenue bond backed by the credit of the private issuer of the facility, and therefore investments in these bonds have more potential risk that the issuer will not be able to meet scheduled payments of principal and interest.

                   The Adviser considers municipal securities to be of investment grade quality if they are rated BBB or higher by S&P, Baa or higher by Moody's, or if unrated, determined by the Adviser to be of comparable quality. Investment grade debt securities generally have adequate to strong protection of principal and interest payments. In the lower end of this category, credit quality may be more susceptible to potential future changes in circumstances and the securities have speculative elements. The Fund will invest more than 5% of the value of its net assets in securities that are below investment grade. If, as a result of a downgrade, the Fund holds more than 35% of the value of its net assets in securities rated below investment grade, the Fund will take action to reduce the value of such securities below 35%.

         E. U.S. Government Securities. U.S. government securities may be backed by the credit of the government as a whole or only by the issuing agency. U.S. Treasury bonds, notes, and bills and some agency securities, such as those issued by the Federal Housing Administration and the Government National Mortgage Association (GNMA), are backed by the full faith and credit of the U.S. government as to payment of principal and interest and are the highest quality government securities. Other securities issued by U.S. government agencies or instrumentalities, such as securities issued by the Federal Home Loan Banks and the Federal Home Loan Mortgage Corporation, are supported only by the credit of the agency that issued them, and not by the U.S. government. Securities issued by the Federal Farm Credit System, the Federal Land Banks, and the Federal National Mortgage Association (FNMA) are supported by the agency's right to borrow money from the U.S. Treasury under certain circumstances, but are not backed by the full faith and credit of the U.S.

government.

         F. Mortgage-Backed Securities. Mortgage-Backed Securities represent an interest in a pool of mortgages. These securities, including securities issued by FNMA and GNMA, provide investors with payments consisting of both interest and principal as the mortgages in the underlying mortgage pools are repaid. Unscheduled or early payments on the underlying mortgages may shorten the securities' effective maturities. The average life of securities representing interests in pools of mortgage loans is likely to be substantially less than the original maturity of the mortgage pools as a result of prepayments or foreclosures of such mortgages. Prepayments are passed through to the registered holder with the regular monthly payments of principal and interest, and have the effect of reducing future payments. To the extent the mortgages underlying a security representing an interest in a pool of mortgages are prepaid, a Fund may experience a loss (if the price at which the respective security was acquired by the Fund was at a premium over par, which represents the price at which the security will be sold upon prepayment). In addition, prepayments of such securities held by a Fund will reduce the share price of the Fund to the extent the market value of the securities at the time of prepayment exceeds their par value. Furthermore, the prices of mortgage-backed securities can be significantly affected by changes in interest rates. Prepayments may occur with greater frequency in periods of declining mortgage rates because, among other reasons, it may be possible for mortgagors to refinance their outstanding mortgages at lower interest rates. In such periods, it is likely that any prepayment proceeds would be reinvested by a Fund at lower rates of return.

         G. Collateralized Mortgage Obligations (CMOs). CMOs are securities collateralized by mortgages or mortgage-backed securities. CMOs are issued with a variety of classes or series, which have different maturities and are often retired in sequence. CMOs may be issued by governmental or non-governmental entities such as banks and other mortgage lenders. Non-government securities may offer a higher yield but also may be subject to greater price fluctuation than government securities. Investments in CMOs are subject to the same risks as direct investments in the underlying mortgage and mortgage-backed securities. In addition, in the event of a bankruptcy or other default of an entity who issued the CMO held by the Fund, the Fund could experience both delays in liquidating its position and losses.

         H. Zero Coupon and Pay in Kind Bonds. Corporate debt securities and municipal obligations include so-called "zero coupon" bonds and "pay-in-kind" bonds. Zero coupon bonds do not make regular interest payments. Instead they are sold at a deep discount from their face value. Each Fund will accrue income on such bonds for tax and accounting purposes, in accordance with applicable law. This income will be distributed to shareholders. Because no cash is received at the time such income is accrued, the Fund may be required to liquidate other portfolio securities to satisfy its distribution obligations. Because a zero coupon bond does not pay current income, its price can be very volatile when interest rates change. In calculating its dividend, the Funds take into account as income a portion of the difference between a zero coupon bond's purchase price and its face value. Certain types of CMOs pay no interest for a period of time and therefore present risks similar to zero coupon bonds.

                  The Federal Reserve creates STRIPS (Separate Trading of Registered Interest and Principal of Securities) by separating the coupon payments and the principal payment from an outstanding Treasury security and selling them as individual securities. A broker-dealer creates a derivative zero by depositing a Treasury security with a custodian for safekeeping and then selling the coupon payments and principal payment that will be generated by this security separately. Examples are Certificates of Accrual on Treasury Securities
(CATs), Treasury Investment Growth Receipts (TIGRs) and generic Treasury Receipts (TRs). These derivative zero coupon obligations are not considered to be government securities unless they are part of the STRIPS program. Original issue zeros are zero coupon securities issued directly by the U.S. government, a government agency, or by a corporation.

                  Pay-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. The value of zero coupon bonds and pay-in-kind bonds is subject to greater fluctuation in response to changes in market interest rates than bonds which make regular payments of interest. Both of these types of bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds which make regular payment of interest. Even though zero coupon bonds and pay-in-kind bonds do not pay current interest in cash, the Fund is required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders. Thus, the Fund could be required at times to liquidate other investments in order to satisfy its dividend requirements. The Fund will not invest more than 5% of its net assets in pay-in-kind bonds.

     I. Financial Service Industry Obligations. Financial service industry obligations include among others, the following:

                  (1) Certificates of Deposit. Certificates of deposit are negotiable certificates evidencing the indebtedness of a commercial bank or a savings and loan association to repay funds deposited with it for a definite period of time (usually from fourteen days to one year) at a stated or variable interest rate.

                  (2) Time Deposits. Time deposits are non-negotiable deposits maintained in a banking institution or a savings and loan association for a specified period of time at a stated interest rate. Time Deposits are considered to be illiquid prior to their maturity.

                  (3) Bankers' Acceptances. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft which has been drawn on it by a customer, which instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity.

         J. Asset-Backed and Receivable-Backed Securities. Asset-backed and receivable-backed securities are undivided fractional interests in pools of consumer loans (unrelated to mortgage loans) held in a trust. Payments of principal and interest are passed through to certificate holders and are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guaranty, or senior/subordination. The degree of credit enhancement varies, but generally amounts to only a fraction of the asset-backed or receivable-backed security's par value until exhausted. If the credit enhancement is exhausted, certificateholders may experience losses or delays in payment if the required payments of principal and interest are not made to the trust with respect to the underlying loans. The value of these securities also may change because of changes in the market's perception of the creditworthiness of the servicing agent for the loan pool, the originator of the loans or the financial institution providing the credit enhancement. Asset-backed and receivable-backed securities are ultimately dependent upon payment of consumer loans by individuals, and the certificateholder generally has no recourse against the entity that originated the loans. The underlying loans are subject to prepayments which shorten the securities' weighted average life and may lower their return. As prepayments flow through at par, total returns would be affected by the prepayments: if a security were trading at a premium, its total return would be lowered by prepayments, and if a security were trading at a discount, its total return would be increased by prepayments. The Fund will not invest more than 5% of its net assets in asset-backed or receivable-backed securities.


         K. Repurchase Agreements. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Fund) acquires ownership of an obligation issued by the U.S. Government or by an agency of the U.S. Governtment ("U.S. Government Obligation") (which may be of any maturity) and the seller agrees to repurchase the obligation at a future time at a set price, thereby determining the yield during the purchaser's holding period (usually not more than seven days from the date of purchase). Any repurchase transaction in which the Fund engages will require full collateralization of the seller's obligation during the entire term of the repurchase agreement. In the event of a bankruptcy or other default of the seller, the Fund could experience both delays in liquidating the underlying security and losses in value. However, the Fund intends to enter into repurchase agreements only with the Custodian, other banks with assets of $1 billion or more and registered securities dealers determined by the Advisor to be credit worthy. The Advisor monitors the creditworthiness of the banks and securities dealers with which the Fund engages in repurchase transactions.


         L. Convertible Securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest generally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have several unique investment characteristics, such as (a) higher yields than common stocks, but lower yields than comparable nonconvertible securities, (b) a lesser degree of fluctuation in value than the underlying stock since they have fixed income characteristics, and (c) the potential for capital appreciation if the market price of the underlying common stock increases. A convertible security might be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by the Fund is called for redemption, the Fund may be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.

INVESTMENT LIMITATIONS

         FUNDAMENTAL. The investment limitations described below have been adopted by the Trust with respect to the Fund and are fundamental ("Fundamental"), i.e., they may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund. As used in the Prospectus and this Statement of Additional Information, the term "majority" of the outstanding shares of the Fund means the lesser of (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting; or
(2) more than 50% of the outstanding shares of the Fund. Other investment practices which may be changed by the Board of Trustees without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy are considered non-fundamental ("Non-Fundamental").

                  1. Borrowing Money. The Fund will not borrow money, except (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund's total assets at the time when the borrowing is made. This limitation does not preclude the Fund from entering into reverse repurchase transactions, provided that the Fund has an asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions.

                  2. Senior Securities. The Fund will not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund's engagement in such activities is consistent with or permitted by the Investment Company Act of 1940, as amended, the rules and regulations promulgated thereunder or interpretations of the Securities and Exchange Commission or its staff.

                  3. Underwriting. The Fund will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

                  4. Real Estate. The Fund will not purchase or sell real estate. This limitation is not applicable to investments in marketable securities which are secured by or represent interests in real estate. This limitation does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

                  5. Commodities. The Fund will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments. This limitation does not preclude the Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies which are engaged in a commodities business or have a significant portion of their assets in commodities.

                  6. Loans. The Fund will not make loans to other persons, except (a) by loaning portfolio securities, (b) by engaging in repurchase agreements, or (c) by purchasing nonpublicly offered debt securities. For purposes of this limitation, the term "loans" shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

                  7. Concentration. The Fund will not invest 25% or more of its total assets in a particular industry. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

         With respect to the percentages adopted by the Trust as maximum limitations on its investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken. This paragraph does not apply to the borrowing policy set forth in paragraph 1 above.

         Notwithstanding any of the foregoing limitations, any investment company, whether organized as a trust, association or corporation, or a personal holding company, may be merged or consolidated with or acquired by the Trust, provided that if such merger, consolidation or acquisition results in an investment in the securities of any issuer prohibited by said paragraphs, the Trust shall, within ninety days after the consummation of such merge, consolidation or acquisition, dispose of all of the securities of such issuer so acquired or such portion thereof as shall bring the total investment there in within the limitations imposed by said paragraphs above as of the date of consummation.

THE INVESTMENT ADVISOR

         The Fund's investment advisor is The Jumper Group, Inc. Jay C. Jumper maybe deemed to be a controlling person of the Advisor due to his ownership of the shares of the corporation.


         Under the terms of the management agreement (the "Agreement"), the Advisor manages the Fund's investments subject to approval of the Board of Trustees and pays all of the expenses of the Fund except brokerage, taxes, interest, expenses which the Fund is authorized to pay pursuant to the Distribution Plan, fees and expenses of the non-interested person trustees and extraordinary expenses. As compensation for its management services and agreement to pay the Fund's expenses, the Fund is obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 0.75% of the average daily net assets of the Fund. The Advisor may waive all or part of its fees, at any time, and at its sole discretion, but such action shall not obligate the Advisor to waive any fees in the future. For the period October 26, 1998 (commencement of operations) through June 30, 1999, the Fund paid advisory fees of $24,563.


         The Advisor retains the right to use the name "Jumper" in connection with another investment company or business enterprise with which the Advisor may become associated. The Trust's right to use the name "Jumper" automatically ceases ninety days after termination of the Agreement and may be withdrawn by the Advisor on ninety days written notice.

         The Advisor may make payments to banks or other financial institutions that provide shareholder services and administer shareholder accounts. The Glass-Steagall Act prohibits banks from engaging in the business of underwriting, selling or distributing securities. Although the scope of this prohibition under the Glass-Steagall Act has not been clearly defined by the courts or appropriate regulatory agencies, management of the Fund believes that the Glass-Steagall Act should not preclude a bank from providing such services. However, state securities laws on this issue may differ from the interpretations of federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law. If a bank were prohibited from continuing to perform all or a part of such services, management of the Fund believes that there would be no material impact on the Fund or its shareholders. Banks may charge their customers fees for offering these services to the extent permitted by applicable regulatory authorities, and the overall return to those shareholders availing themselves of the bank services will be lower than to those shareholders who do not. The Fund may from time to time purchase securities issued by banks which provide such services; however, in selecting investments for the Fund, no preference will be shown for such securities.

TRUSTEES AND OFFICERS

         THE BOARD OF TRUSTEES SUPERVISES THE BUSINESS ACTIVITIES OF THE TRUST. THE NAMES OF THE TRUSTEES AND EXECUTIVE OFFICERS OF THE TRUST ARE SHOWN BELOW. EACH TRUSTEE WHO IS AN "INTERESTED PERSON" OF THE TRUST, AS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940, IS INDICATED BY AN ASTERISK.

==================================== ---------------- ======================================================================

       NAME, AGE AND ADDRESS         POSITION                        PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS

==================================== ---------------- ======================================================================

*Kenneth D. Trumpfheller             President and    President, Treasurer and Secretary of AmeriPrime Financial Services,
Age:  41                             Trustee          Inc., the Fund's administrator, and AmeriPrime Financial Securities,
1793 Kingswood Drive                                  Inc., the Fund's distributor, since 1994; President and Trustee of
Suite 200                                             AmeriPrime Advisors Trust and AmeriPrime Insurance Trust;  Prior to
Southlake, Texas  76092                               December, 1994, a senior client executive with SEI Financial
                                                      Services.

==================================== ---------------- ======================================================================
Paul S. Bellany                      Secretary,       Secretary, Treasurer and Chief Financial Officer of AmeriPrime
Age:  40                             Treasurer        Financial Services, Inc. and AmeriPrime Financial Securities, Inc.;
1793 Kingswood Drive                                  Secretary and Treasurer of AmeriPrime Advisors Trust and AmeriPrime
Suite 200                                             Insurance Trust;  various positions with Fidelity Investments from
Southlake, Texas  76092                               1987 to 1998; most recently Fund Reporting Unit Manager.
==================================== ---------------- ======================================================================
Steve L. Cobb                        Trustee          President of Chandler Engineering Company, L.L.C., oil and gas
Age:  41                                              services company; various positions with Carbo Ceramics, Inc., oil
2001 Indianwood Avenue                                field manufacturing/supply company, from 1984 to 1997, most recently
Broken Arrow, OK  74012                               Vice President of Marketing.
==================================== ================ ======================================================================
Gary E. Hippenstiel                  Trustee          Director, Vice President and Chief Investment Officer of Legacy
Age:  52                                              Trust Company since 1992; President and Director of Heritage Trust
600 Jefferson Street                                  Company from 1994-1996; Vice President and Manager of Investments of
Suite 350                                             Kanaly Trust Company from 1988 to 1992.
Houston, TX  77063
==================================== ================ ======================================================================

         The compensation paid to the Trustees of the Trust for the Fund's fiscal year ended June 30, 1999 is set forth in the following table. Trustee fees are Trust expenses and each series of the Trust pays a portion of the Trustee fees.

==================================== ----------------------- ==================================
                                           AGGREGATE                TOTAL COMPENSATION
               NAME                       COMPENSATION           FROM TRUST (THE TRUST IS
                                           FROM TRUST             NOT IN A FUND COMPLEX)

==================================== ----------------------- ==================================
Kenneth D. Trumpfheller                         0                            0
==================================== ----------------------- ==================================
Steve L. Cobb                                $11,029                      $11,029
==================================== ======================= ==================================
Gary E. Hippenstiel                          $11,029                      $11,029
==================================== ======================= ==================================

PORTFOLIO TRANSACTIONS AND BROKERAGE

         Subject to policies established by the Board of Trustees of the Trust, the Advisor is responsible for the Fund's portfolio decisions and the placing of the Fund's portfolio transactions. In placing portfolio transactions, the Advisor seeks the best qualitative execution for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Advisor generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received. Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to its obligation of seeking best qualitative execution, the Advisor may give consideration to sales of shares of the Trust as a factor in the selection of brokers and dealers to execute portfolio transactions.

         The Advisor is specifically authorized to select brokers or dealers who also provide brokerage and research services to the Fund and/or the other accounts over which the Advisor exercises investment discretion and to pay such brokers or dealers a commission in excess of the commission another broker or dealer would charge if the Advisor determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or the Advisor's overall responsibilities with respect to the Trust and to other accounts over which it exercises investment discretion.

         Research services include supplemental research, securities and economic analyses, statistical services and information with respect to the availability of securities or purchasers or sellers of securities and analyses of reports concerning performance of accounts. The research services and other information furnished by brokers through whom the Fund effects securities transactions may also be used by the Advisor in servicing all of its accounts. Similarly, research and information provided by brokers or dealers serving other clients may be useful to the Advisor in connection with its services to the Fund. Although research services and other information are useful to the Fund and the Advisor, it is not possible to place a dollar value on the research and other information received. It is the opinion of the Board of Trustees and the Advisor that the review and study of the research and other information will not reduce the overall cost to the Advisor of performing its duties to the Fund under the Agreement.

         Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers, if the same or a better price, including commissions and executions, is available. Fixed income securities are normally purchased directly from the issuer, an underwriter or a market maker. Purchases include a concession paid by the issuer to the underwriter and the purchase price paid to a market maker may include the spread between the bid and asked prices.

         To the extent that the Trust and another of the Advisor's clients seek to acquire the same security at about the same time, the Trust may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, the Trust may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if the other client desires to sell the same portfolio security at the same time. On the other hand, if the same securities are bought or sold at the same time by more than one client, the resulting participation in volume transactions could produce better executions for the Trust. In the event that more than one client wants to purchase or sell the same security on a given date, the purchases and sales will normally be made by random client selection. For the period October 26, 1998 (commencement of operations) through June 30, 1999, the Fund paid brokerage commissions of $0.

DETERMINATION OF SHARE PRICE

         The price (net asset value) of the shares of the Fund is determined as of 4:00 p.m., Eastern time on each day the Trust is open for business and on any other day on which there is sufficient trading in the Fund's securities to materially affect the net asset value. The Trust is open for business on everyday except Saturdays, Sundays and the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. For a description of the methods used to determine the net asset value (share price), see "The Price of Shares" in the Prospectus.

INVESTMENT PERFORMANCE

         Each Fund may periodically advertise "average annual total return." "Average annual total return," as defined by the Securities and Exchange Commission, is computed by finding the average annual compounded rates of return (over the one and five year periods and the period from initial public offering through the end of the Fund's most recent fiscal year) that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                           P(1+T)n'ERV

Where:         P    =    a hypothetical $1,000 initial investment
               T    =    average annual total return n ' number of years
               ERV  =    ending redeemable value at the end of the applicable
                         period of the hypothetical $1,000 investment made at the beginning of the applicable period.

         The computation assumes that all dividends and distributions are reinvested at the net asset value on the reinvestment dates and that a complete redemption occurs at the end of the applicable period.

     In addition to providing average annual total return, the Fund may also provide non-standardized quotations of total return for differing periods and may provide the value of a $10,000 investment (made on the date of the initial public offering of the Fund's shares) as of the end of a specified period. T

         The Fund's investment performance will vary depending upon market conditions, the composition of the Fund's portfolio and operating expenses of the Fund. These factors and possible differences in the methods and time periods used in calculating non-standardized investment performance should be considered when comparing the Fund's performance to those of other investment companies or investment vehicles. The risks associated with the Fund's investment objective, policies and techniques should also be considered. At any time in the future, investment performance may be higher or lower than past performance, and there can be no assurance that any performance will continue. For the period October 26, 1998 (commencement of operations) through June 30, 1999, the Fund's total return was 0.51%.

         From time to time, in advertisements, sales literature and information furnished to present or prospective shareholders, the performance of the Fund may be compared to indices of broad groups of unmanaged securities considered to be representative of or similar to the portfolio holdings of the Fund or considered to be representative of the cash equivalent market in general. For example, the Fund may use the Donahue Money Market Index, 90 day treasury bills, or other money market index published by an independent third party.

         In addition, the performance of the Fund may be compared to other groups of mutual funds tracked by any widely used independent research firm which ranks mutual funds by overall performance, investment objectives and assets, such as Lipper Analytical Services, Inc. or Morning star, Inc. The objectives, policies, limitations and expenses of other mutual funds in a group may not be the same as those of the Fund. Performance rankings and ratings reported periodically in national financial publications such as Barron's and Fortune also may be used.

CUSTODIAN

         Firstar Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202, is Custodian of the Fund's investments. The Custodian acts as the Fund's depository, safekeeping its portfolio securities, collects all income and other payments with respect thereto, disburses funds at the Fund's request and maintains records in connection with its duties.

TRANSFER AGENT

         Unified Fund Services, Inc., 431 North Pennsylvania Street, Indianapolis, Indiana 46204, acts as the Fund's transfer agent and, in such capacity, maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. In addition, Unified Fund Services, Inc. provides the Fund with certain monthly reports and record-keeping services. Fund accounting is provided by American Data Services, Inc.("ADS"), Hauppauge Corporate Center, 150 Motor Parkway, Hauppauge, New York 11760. ADS receives an annual fee equal to .0275% of average net assets, subject to a minimum monthly fee of $800 to $2,000 based on net assets. For the period October 26, 1998 (commencement of operations) through June 30, 1999, ADS received $17,610 from the Advisor (not the Fund) for those services.

ACCOUNTANTS

         The firm of McCurdy & Associates, CPA's, 27955 Clemens Road, Westlake, Ohio 44145, has been selected as independent public accountants for the Fund for the fiscal year ending June 30, 2000. McCurdy & Associates performs an annual audit of the Fund's financial statements and provides financial, tax and accounting consulting services as requested.

DISTRIBUTOR

         AmeriPrime Financial Securities, Inc., 1793 Kingswood Drive, Suite 200, Southlake, Texas 76092, is the exclusive agent for distribution of shares of the Fund. Kenneth D. Trumpfheller, a Trustee and officer of the Trust, is an affiliate of the Distributor. The Distributor is obligated to sell the shares of the Fund on a best efforts basis only against purchase orders for the shares. Shares of the Fund are offered to the public on a continuous basis.

ADMINISTRATOR

         The Fund retains AmeriPrime Financial Services, Inc., 1793 Kingswood Drive, Suite 200, Southlake, TX 76092, (the "Administrator") to manage the Fund's business affairs and provide the Fund with administrative services, including all regulatory reporting and necessary office equipment, personnel and facilities. For the period October 26, 1998 (commencement of operations) through June 30, 1999, the Administrator received $20,000 from the Advisor (not the
Fund) for these services.

FINANCIAL STATEMENTS

The financial statements and independent auditor's report required to be included in the statement of additional information are incorporated herein by reference to the Fund's Annual Report to the shareholders for the period ended June 30, 1999. The Trust will provide the Annual Report without charge by calling the Fund at (888)-879-5723.

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